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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 25, 1996

                         Power Control Technologies Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                          1-13780                           02-0423416
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(State or Other                   (Commission                (IRS Employer
 Jurisdiction of                   File Number)              Identification No.)
 Incorporation)

35 East 62nd Street, New York, New York                                   10021
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (212) 572-8600

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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The following items are hereby amended in their entirety:

Item 4.       Changes in Registrant's Certifying Accountant

         On November 25, 1996, the Registrant dismissed Arthur Andersen LLP ("AA") and engaged Ernst & Young LLP ("E&Y") as its independent auditors. This change of auditors was approved by the Registrant's Board of Directors based upon the recommendation of its Audit Committee.

         In connection with the audits of the Registrant's financial statements for each of the years in the two year period ended December 31, 1995, and the subsequent interim period, there have been no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures.

         The reports of AA on the Registrant's financial statements for each of the years in the two year period ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.


         The Registrant has requested AA to furnish it a letter addressed to the Commission stating whether it agrees with the statements in the two preceding paragraphs. A copy of that letter, dated November 26, 1996 is filed herewith as
Exhibit 16.1.

         On November 25, 1996, the Registrant consummated the Flavors Acquisition. E&Y has been the independent auditors for Flavors since 1987.

         Prior to the Flavors Acquisition, the Registrant had no operating assets. Its primary assets were short term marketable securities. Substantially all of these securities were used to acquire Flavors. Accordingly, the capital stock of Flavors is currently the Registrant's primary asset. E&Y is also the auditor for Mafco.

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Item 7.         Exhibits

       2.1 Stock and VSR Purchase Agreement, dated as of October 23, 1996, by and between Mafco Consolidated Group Inc., Power Control Technologies Inc. and PCT International Holdings Inc. (incorporated by reference from Exhibit 7 of the Mafco Consolidated Group Inc.'s Schedule 13D, dated October 25, 1996, filed with respect to Power Control Technologies Inc.).

       4.1 Value Support Rights Agreement dated November 25, 1996 between Mafco Consolidated Group Inc. and American Stock Transfer & Trust Company, as the trustee (incorporated by reference from Exhibit 4.1 of Form 8-K of Mafco Consolidated Group Inc. filed on November 27, 1996).

       16.1*    Letter on change in certifying accountant.

       99.1 Consolidated Financial Statements of Mafco Worldwide Corporation and Report of Ernst & Young LLP (incorporated by reference to the Power Control Technologies Inc. Form 8-K filed on November 27, 1996).

       *filed herein
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 23, 1996

                                    POWER CONTROL TECHNOLOGIES INC.


                                    By:/s/Laurence Winoker
                                       --------------------------------
                                    Name:  Laurence Winoker
                                    Title:    Vice President and Controller

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